Other current assets	12 Months Ended
Jun. 30, 2021
Other current assets.
Other current assets

15    Other current assets

	2020	2021
	RMB	RMB
Prepayments	3,571	8,070
Trade receivables	4,473	11,265
Contract costs	9,201	11,194
Advances to employees	2,187	1,270
Deductible VAT and prepaid income tax	14,988	4,920
Other receivables due from third parties	2,096	1,066
Total	36,516	37,785

Contract costs represented the capitalized sales commissions relating to the acquisitions of new contracts, which would be amortized over the expected student relationship period. The amount of capitalized costs recognized in profit or loss from continuing operations and discontinued operations during the years ended June 30, 2019, 2020 and 2021 was RMB13,302, RMB13,439 and RMB13,906, respectively.

The current portion of capitalized sales commissions that is expected to be amortized within one year is included in “other current assets” and the non-current portion is included in “contract costs”.